UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 19, 2024

Fortress Biotech, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35366 (Commission File Number)	20-5157386 (IRS Employer Identification No.)

1111 Kane Concourse, Suite 301

Bay Harbor Islands, FL 33154

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act.

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBIO	Nasdaq Capital Market
9.375% Series A Cumulative Redeemable Perpetual Preferred Stock	FBIOP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2024, the Board of Directors (the “Board”) of Fortress Biotech, Inc. (the “Company”) adopted the Fourth Amended and Restated Bylaws of the Company (the “Amended Bylaws”), effective immediately. The Amended Bylaws modify the Company’s prior bylaws to (i) change the voting requirement for the election of directors at meetings of the stockholders of the Company in uncontested elections to a vote of a majority of the votes cast for the election of each director and to change the voting requirement for the election of directors at meetings of the stockholders of the Company in contested elections to a plurality of the votes cast for the election of each director, (ii) require any director who does not receive the affirmative vote of a majority of the votes cast in such director’s election to promptly tender his or her resignation to the board, which resignation may be accepted or rejected by the board of directors after an evaluation of the relevant facts and circumstances, (iii) designate Delaware as the exclusive forum for adjudication of disputes and (iv) effect certain other changes. These changes are set forth in a document showing the effect of the revisions being effected by the adoption of the Amended Bylaws, which is attached as Exhibit 3.1 to this report, and the full text of the Amended Bylaws is set forth in Exhibit 3.2 attached to this report, each of which is incorporated by reference to this Item 5.03 and which qualifies the foregoing description in its entirety.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
3.1	Amendments to Second Amended and Restated Bylaws of the Company
3.2	Fourth Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Biotech, Inc.
(Registrant)

Date: June 25, 2024

	By:	/s/ Lindsay A. Rosenwald, M.D.
Lindsay A. Rosenwald, M.D.
Chairman, President and Chief Executive Officer